UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2025
Date of Report (date of earliest event reported)
___________________________________
BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
___________________________________

Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A.
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Exchange Offers and Consent Solicitations
On July 8, 2025, Bunge Limited Finance Corp. (“BLFC”), the wholly-owned subsidiary of Bunge Global SA (“Bunge”), completed its previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”), and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”, and with the Existing Viterra 2026 Notes, the Existing Viterra 2027 Notes and the Existing Viterra 2031 Notes, collectively, the “Existing Viterra Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., for (1) up to $1.95 billion aggregate principal amount of new 2.000% Notes due 2026 (the “New Bunge 2026 Notes”), 4.900% Notes due 2027 (the “New Bunge 2027 Notes”), 3.200% Notes due 2031 (the “New Bunge 2031 Notes”), and 5.250% Notes due 2032 (the “New Bunge 2032 Notes”, and with the New Bunge 2026 Notes, the New Bunge 2027 Notes and the New Bunge 2031 Notes, collectively, the “New Bunge Notes”), each series as issued by BLFC and guaranteed by Bunge and (2) cash; and (ii) solicitations of consent (collectively, the “Consent Solicitations”), on behalf of VFBV, from eligible holders of the (i) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (ii) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”), to among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V. (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”).
Upon completion of the Exchange Offers, BLFC issued $579,763,000 in aggregate principal amount of New Bunge 2026 Notes, $439,733,000 in aggregate principal amount of New Bunge 2027 Notes, $598,591,000 in aggregate principal amount of New Bunge 2031 Notes and $299,800,000 in aggregate principal amount of New Bunge 2032 Notes, each series issued pursuant to the Indenture, dated as of September 17, 2024 (the “Bunge Base Indenture”), by and among BLFC, Bunge and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture dated July 8, 2025 (the “Bunge Supplemental Indenture” and, together with the Bunge Base Indenture, the “Bunge Indentures”), by and among BLFC, Bunge and the Trustee.
As previously announced, on September 20, 2024, VFBV, Viterra and Viterra B.V. executed (i) a Supplemental Indenture to the Existing Viterra 2026 and 2031 Notes Indenture (the “Existing Viterra 2026 and 2031 Notes Supplemental Indenture”); and (ii) a Supplemental Indenture to the Existing Viterra 2027 and 2032 Notes Indenture (collectively, with the Existing Viterra 2026 and 2031 Notes Supplemental Indenture, each an “Existing Viterra Supplemental Indenture” and collectively, the “Existing Viterra Supplemental Indentures”) in order to effect the Proposed Amendments. The Existing Viterra Supplemental Indentures became operative on July 8, 2025, upon the settlement date for the Exchange Offers and the Consent Solicitations.
Remaining Existing Viterra Notes
The remainder of the Existing Viterra Notes, representing $20,237,000 in aggregate principal amount of Existing Viterra 2026 Notes, $10,267,000 in aggregate principal amount of Existing Viterra 2027 Notes, $1,409,000 in aggregate principal amount of Existing Viterra 2031 Notes and $200,000 in aggregate principal amount of Existing Viterra 2032 Notes, that were not exchanged pursuant to the Exchange Offers remain obligations of VFBV and will continue to be subject to their existing terms as modified by the Proposed Amendments despite the completion of the Exchange Offers and Consent Solicitations.
New Bunge Notes
The New Bunge 2026 Notes will accrue interest from April 21, 2025, the most recent date on which interest has been paid on the Existing Viterra 2026 Notes, at a rate of 2.000% per year. Interest on the New Bunge 2026 Notes will be payable semi-annually in arrears on April 21 and October 21 of each year, beginning on October 21, 2025. The New Bunge 2026 Notes will mature on April 21, 2026.
The New Bunge 2027 Notes will accrue interest from April 21, 2025, the most recent date on which interest has been paid on the Existing Viterra 2027 Notes, at a rate of 4.900% per year. Interest on the New Bunge 2027 Notes will be payable semi-annually in arrears on April 21 and October 21 of each year, beginning on October 21, 2025. The New Bunge 2027 Notes will mature on April 21, 2027.
The New Bunge 2031 Notes will accrue interest from April 21, 2025, the most recent date on which interest has been paid on the Existing Viterra 2031 Notes, at a rate of 3.200% per year. Interest on the New Bunge 2031 Notes will be payable semi-annually in arrears on April 21 and October 21 of each year, beginning on October 21, 2025. The New Bunge 2031 Notes will mature on April 21, 2031.
The New Bunge 2032 Notes will accrue interest from April 21, 2025, the most recent date on which interest has been paid on the Existing 2032 Notes, at a rate of 5.250% per year. Interest on the New Bunge 2032 Notes will be payable semi-annually in arrears on April 21 and October 21 of each year, beginning on October 21, 2025. The New Bunge 2032 Notes will mature on April 21, 2032.
BLFC may, at its option, redeem all or a part of any series of New Bunge Notes prior to (i) March 21, 2026 (the “2026 Par Call Date”), in the case of New Bunge 2026 Notes, (ii) March 21, 2027 (the “2027 Par Call Date”), in the case of New Bunge 2027 Notes, (iii) January 1, 2031 (the “2031 Par Call Date”), in the case of the New Bunge 2031 Notes, and (vi) January 1, 2032 (the “2032 Par Call Date” and, together with the 2026 Par Call Date, the 2027 Par Call Date and the 2031 Par Call Date, the “Par Call Dates” and each, a “Par Call Date”), in the case of the New Bunge 2032 Notes, in each case, at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of the New Bunge Notes to be redeemed discounted to the redemption date (assuming such notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 20 basis points with respect to the New Bunge 2026 Notes, 35 basis points with respect to the New Bunge 2027 Notes, 25 basis points with respect to the New Bunge 2031 Notes and plus 40 basis points with respect to the New Bunge 2032 Notes, less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the applicable series of New Bunge Notes to be redeemed, plus in either case, accrued and unpaid interest thereon to the redemption date.
On or after the applicable Par Call Date, the applicable series of New Bunge Notes will be redeemable at the option of BLFC, at any time or from time to time at a redemption price equal to 100% of the principal amount of the New Bunge Notes to be redeemed, together with accrued and unpaid interest thereon, if any, to the date of redemption.
Registration Rights Agreement
In connection with the issuance of the New Bunge Notes, BLFC also entered into a registration rights agreement, dated July 8, 2025 (the “Registration Rights Agreement”), by and among BLFC, as issuer, and each of BofA Securities, Inc., J.P. Morgan Securities LLC, or SMBC Nikko Securities America, Inc., as dealer managers (the “Dealer Managers”).
Under the Registration Rights Agreement, BLFC agreed, among other things, to use commercially reasonable efforts, to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New Bunge Notes within 180 days after July 8, 2025 (the “Settlement Date”); (ii) cause such exchange offer registration statement to be declared effective by the SEC within 270 days after the Settlement Date; and (iii) complete the registered exchange offers within 365 days following the Settlement Date.
The Dealer Managers have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for BLFC, Bunge, and its respective affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.
The foregoing description is a summary of the terms of the Bunge Supplemental Indentures, the New Bunge Notes and the Registration Rights Agreement and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Bunge Supplemental Indenture, the New Bunge Notes and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 through 4.6 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Cautionary Statement Regarding Forward Looking Statements" in our most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which we filed on February 20, 2025, and “Part II – Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 7, 2025. You are cautioned not to place undue reliance on Bunge’s forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated July 8, 2025, relating to the 2.000% Notes due 2026, 4.900% Notes due 2027, 3.200% Notes due 2031 and 5.250% Notes due 2032, by and among Bunge Limited Finance Corp., Bunge Global SA and U.S. Bank Trust Company, National Association
4.2	Form of Global Note representing 2.000% Notes due 2026 (included in Exhibit 4.1)
4.3	Form of Global Note representing 4.900% Notes due 2027 (included in Exhibit 4.1)
4.4	Form of Global Note representing 3.200% Notes due 2026 (included in Exhibit 4.1)
4.5	Form of Global Note representing 5.250% Notes due 2026 (included in Exhibit 4.1)
4.6	Registration Rights Agreement, dated July 8, 2025, by and among Bunge Limited Finance Corp., as issuer, and each of BofA Securities, Inc., J.P. Morgan Securities LLC, or SMBC Nikko Securities America, Inc. as dealer managers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary